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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       TransAct Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                                       06-1456680
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

          7 Laser Lane, Wallingford, CT                       06492
(Address of Principal Executive Offices)                   (Zip Code)

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
If this form relates to the registration        If this form relates to the registration
of a class of securities pursuant to            of a class of securities pursuant to
Section 12(b) of the Exchange Act and is        Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction       effective pursuant to General Instruction
A.(c), please check the following box.[ ]       A.(d), please check the following box. [X ]
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Securities Act registration statement file number to which this form relates:  N/A
             -------
         (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class            Name of Each Exchange on Which
         to be so Registered            Each Class is to be Registered

                 N/A                                 N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                  Rights to Purchase Series A Preferred Stock
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                                (Title of class)

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Item 2.           Exhibits.

Exhibit 4. Form of Rights Agreement, dated as of December 2, 1997, between TransAct Technologies Incorporated and American Stock Transfer & Trust Company, as corrected with respect to
                  Section 7(e), including the Form of Rights Certificate as Exhibit A, the Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for the Preferred Stock as Exhibit C.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  TRANSACT TECHNOLOGIES
                                                  INCORPORATED


                                                  By /s/ Richard L. Cote
                                                     ---------------------------
                                                     Name: Richard L. Cote
                                                     Title: Executive Vice
                                                     President, Chief Financial
                                                     Officer, Treasurer and
                                                     Secretary


Date: December 12, 1997



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                                 EXHIBIT INDEX
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                                                                  Sequential
 Exhibit                                                             Page
 No.                    Description                                  No.
 -------                -----------                               ----------
4                       Form of Rights Agreement dated as
                        December 2, 1997, between
                        TransAct Technologies Incorporated
                        and American Stock Transfer & Trust
                        Company, as corrected with respect to
                        Section 7(e), including Form of Rights
                        Certificate as Exhibit A, Summary of
                        Rights to Purchase Preferred Stock as
                        Exhibit B and Form of Certificate of
                        Designation for the Preferred Stock
                        as Exhibit C.
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